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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2004

                         ADAMS RESOURCES & ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-7908                   74-1753147
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(State or other jurisdiction   (Commission file number)      (IRS employer
     of incorporation)                                     identification no.)



              4400 POST OAK PKWY, SUITE 2700, HOUSTON, TEXAS 77027
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              (Address of principal executive offices) (Zip code)


                                 (713) 881-3600
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commecement communications pursuant to Rule 14d-2 (b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

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Item 5.02.        Appointment of New Director


         On September 27, 2004, the Board of Directors of Adams Resources & Energy, Inc., appointed R. H. (Steve) Stevens, Jr. to the Board. Mr. Stevens was also appointed to the nominating, compensation and audit committees of the Board. In connection with the appointment of Mr. Stevens as a new director, Adams Resources & Energy, Inc. issued a press release on September 28, 2004. A copy of the announcement furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

         (c) 99.1 Copy of Adams Resources & Energy, Inc. press release dated September 28, 2004 entitled "Steve Stevens named to the Board of Adams Resources & Energy, Inc."

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ADAMS RESOURCES & ENERGY, INC.



Date:  September 29, 2004                   By: /s/ Richard B. Abshire
                                                -------------------------------
                                                Richard B. Abshire
                                                Chief Financial Officer

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The following designated exhibits are incorporated by reference as filed with this report, as indicated.

                                 EXHIBIT INDEX


Exhibit No.        Description
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      99.1         Copy of Adams Resources & Energy, Inc. press release dated
                   September 28, 2004 entitled "Steve Stevens named to the Board of Adams Resources & Energy, Inc."